SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS ESG Liquidity Fund
DWS Government & Agency Securities Portfolio
DWS Government Money Market Series
DWS Money Market Prime Series
DWS Tax-Exempt Portfolio
DWS Treasury Portfolio

The following information under “HOW THE FUND CALCULATES SHARE PRICE” in the “BUYING AND SELLING SHARES” sub-heading of the “INVESTING IN THE FUND” section of each fund’s prospectus(es) replaces all except the last two sentences of the existing paragraph:
The fund may, but is not required to, accept certain types of purchase, exchange and redemption orders on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a ”Limited Trading Period”) if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund’s portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day’s dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above.
Please Retain This Supplement for Future Reference
April 6, 2023
PROSTKR23-16